FINANCIAL INVESTORS TRUST

American Freedom U.S. Government Money Market Fund

SUPPLEMENT DATED SEPTEMBER 29, 2009

TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION, EACH DATED AUGUST 28, 2009

Effective September 29, 2009, the information below replaces footnote ** to the table in the section titled “FEES AND EXPENSES OF THE FUND” found on page 4 of the Fund’s Prospectus:

**The amount for “Other Expenses” includes administration fees payable to ALPS Fund Services, Inc. (“ALPS”). ALPS has contractually agreed to waive a portion of its administration fees that it is entitled to receive, and/or assume a portion of the Fund’s expenses, until at least August 31, 2010 or until assets reach $1 billion. After ALPS’ waiver and/or absorption of a portion of the Fund’s “Other Expenses,” the actual “Other Expenses” paid by the Fund were 0.170%.  Effective September 29, 2009, ALPS has voluntarily agreed to waive a further portion of its administration fees that it is entitled to receive, as well as assume a portion of the Fund’s expenses for an indefinite period of time to the extent necessary so that “Net Annual Fund Operating Expenses” does not exceed 0.20%.  This voluntarily waiver may be withdrawn at any time at ALPS’ discretion upon written notice to the Fund, effective as of the date of receipt of such notice or a later effective date, if so specified in the notice.

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Effective as September 29, 2009, the information below replaces the sentence:  “The Administrator has contractually agreed to waive a portion of the administrative fees otherwise payable by the Fund, as well as assume a portion of the Fund’s expenses, to the extent necessary to maintain a total expense ratio of not more than .24%, of the average net assets of the Fund.” of the subsection titled “Administrator” under the section titled “INVESTMENT ADVISORY AND OTHER SERVICE AGREEMENTS” found on page 19 of the Fund’s Statement of Additional Information:

The Administrator has contractually agreed to waive a portion of the administrative fees otherwise payable by the Fund, as well as assume a portion of the Fund’s expenses, to the extent necessary to maintain a total expense ratio of not more than 0.24% of the average net assets of the Fund.  Effective September 29, 2009, ALPS has voluntarily agreed to waive a further portion of the administration fees otherwise payable by the Fund, as well as assume a portion of the Fund’s expenses, to the extent necessary to maintain a total expense ratio of not more than 0.20% of the average net assets of the Fund.  This voluntarily waiver may be withdrawn at any time at ALPS’ discretion, upon written notice to the Fund, effective as of the date of receipt of such notice or a later effective date, if so specified in the notice.